Exhibit 99.1

NUBURU, Inc., a Leading Innovator in High Power and High Brightness Industrial Blue Laser Technology, to Go Public Through Merger With Tailwind Acquisition Corp.

●	NUBURU, Inc. (“NUBURU”) has entered into a business combination agreement with Tailwind Acquisition Corp. (“TWND”); Upon closing, the combined company expects to be traded under the ticker symbol “BURU.”

●	NUBURU is a leading innovator in high power and high brightness industrial blue laser technology that addresses a broad range of high value applications, including additive manufacturing for most metals and welding for batteries and consumer electronics.

●	NUBURU’s blue laser technology brings breakthrough speed and quality improvements to welding and the metal 3D printing of reflective metals to increase productivity for manufacturers globally.

●	The company is a technology leader in its markets with over 170 granted and pending patents and applications.

●	The transaction is expected to provide gross proceeds of up to approximately $334 million (assuming no redemptions from the trust account by the TWND public stockholders and prior to the payment of transaction expenses) comprised of TWND’s cash currently held in trust. The company expects to also have access to additional financing following closing of the transaction to help fund its growth initiatives through a funding agreement with Lincoln Park Capital for up to an aggregate of $100 million.

●	The business combination agreement provides NUBURU with the ability to raise additional capital through the issuance of convertible notes prior to the closing of the transaction.

●	As described below and subject to certain limitations, each of TWND’s non-redeeming public stockholders will upon closing receive one preferred share for every one share of Class A common stock that is not redeemed. The preferred share has a liquidation preference of $10.00 per share.

●	The transaction positions NUBURU to continue its investment in new technology development and to capitalize on future growth by expanding its presence across a wide array of industries, including e-mobility and automotive, energy storage, aerospace, defense, healthcare and consumer electronics.

CENTENNIAL, Colo. -- (BUSINESS WIRE) -- NUBURU® (“NUBURU”), an industry leader in high power and high brightness industrial blue lasers, and TWND Corp. (NYSE: TWND) (“TWND”), a special purpose acquisition company, announced today a definitive agreement that puts NUBURU on the path to becoming a publicly listed company. Upon the closing of the transaction, the combined company will be named NUBURU, Inc. and expects to be traded under the ticker symbol “BURU.” The combined company will continue to be based in Centennial, CO, and led by Dr. Mark Zediker, CEO, Co-Founder and President of NUBURU, and other key executive leadership.

Leading Laser Technology Company

Founded in 2015, NUBURU is leading the transformation to a world of high-speed, high-quality metal machining and processing. In 2017, NUBURU changed the laser materials processing field with the introduction of the first industrial blue laser. Now at the forefront of this growth market, NUBURU’s groundbreaking blue laser technology has defined a new class of high-power, high-brightness blue lasers, starting with the standard AO® laser and the extreme-brightness AI™ laser, which enable radical gains in speed and quality for metal processing.

NUBURU’s blue laser is a leading solution for materials processing applications across e-mobility and automotive, energy storage, aerospace and additive manufacturing. In many industrial applications, critical materials such as copper, gold and aluminum do not absorb much of the infrared wavelengths transmitted by traditional industrial lasers, which leads to lower quality joints than by using NUBURU’s industrial blue lasers, which leverage a fundamental physical advantage to produce defect-free welds that are up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing. NUBURU’s blue lasers also address complex situations such as the joining of dissimilar metals.

“As electrification and advances in manufacturing drive growth in our target markets, this capital infusion is intended to provide continued momentum for NUBURU,” said Dr. Mark Zediker, CEO, Co-Founder and President of NUBURU. “Looking ahead, we are focused on growing our customer base, expanding our distribution channels, accelerating development of our ultra-high brightness product family and scaling our manufacturing operations to meet demand globally. Our partnership with TWND is expected to accelerate our expansion plans to allow us to benefit from a position of strength in the public markets.”

“Our goal at TWND is to partner with a founder-led company that has a large addressable market and is positioned for rapid and sustainable long-term growth based on its technology, innovation and industry leadership,” said Chris Hollod, CEO of TWND. “We are pleased to have the opportunity to join forces with NUBURU, a business offering solutions in metal processing that are critical to 3D printing, aerospace, consumer electronics, and e-mobility in the same way that picks and shovels were critical to the gold rush. Mark is a visionary CEO who is pioneering innovation to expand NUBURU’s transformative laser technology for a broad, leading-edge range of applications and industries.”

Transaction Overview

The business combination values NUBURU at a pre-money enterprise value of approximately $350 million, at a price of $10.00 per common share. The board of directors of TWND and NUBURU have each unanimously approved the proposed transaction, which is expected to be completed in early 2023, subject to, among other things, the approval by NUBURU’s stockholders and TWND’s stockholders, expiration of certain diligence periods without termination by TWND or Lincoln Park Capital and satisfaction or waiver of other customary closing conditions. The transaction will result in gross proceeds of up to approximately $334 million to NUBURU (assuming no redemptions from the trust account by the TWND public stockholders and prior to the payment of transaction expenses), together with access to additional financing to help fund its growth initiatives through a funding agreement with Lincoln Park Capital for up to an aggregate of $100 million subject to the closing of the transaction and other conditions set forth in the purchase agreement entered into between TWND, NUBURU and Lincoln Park Capital.

Each holder of Class A common stock of TWND will receive one unlisted share of Series A Preferred Stock of the surviving company upon the closing for each share of TWND Class A common stock held immediately following the closing. The preferred stock is a senior security with a $10.00 per share liquidation preference, and the preferred shares, at the option of each holder, can be sold to the Company for its liquidation value following the second anniversary of the closing. Holders of Class A common stock who elect to redeem their shares will receive $10.00 plus any applicable interest per share at the closing, but will not receive any Preferred Shares.

“We thoughtfully designed this innovative preferred share structure so that holders of Class A common stock – whether individual or institutional – would be treated equally and would benefit from the ability to receive this additional consideration, rather than making the preferred share available only via a private placement that is not typically accessed by individual investors,” said Mr. Hollod.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, can be found in a Current Report on Form 8-K filed by TWND with the Securities and Exchange Commission (“SEC”) (available at www.sec.gov).

Advisors and Other Professionals

Loop Capital Markets LLC and Tigress Financial Partners LLC are serving as capital markets advisors to NUBURU and TWND. Morrison Foerster is serving as legal counsel to both capital markets advisors. Willkie Farr & Gallagher LLP is serving as legal advisor to TWND. Wilson Sonsini Goodrich & Rosati, PC is serving as legal advisor to NUBURU. Blueshirt Capital Advisors is serving as investor relations advisor to NUBURU. Withum Smith + Brown, PC is serving as the independent auditor for NUBURU.

Investor Presentation

A copy of the investor presentation can be found by accessing the investor relations section of NUBURU’s website, https://nuburu.net/. The investor presentation can also be found at https://twnd.tailwindacquisition.com/.

About NUBURU

NUBURU is a Centennial, CO based developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce the fastest, highest quality laser materials processing, including laser welding and additive manufacturing of copper, gold, aluminum and other industrially important metals.

Learn more at NUBURU.net.

About TWND

TWND is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. TWND seeks to capitalize on the decades of combined investment experience of its management team, board of directors and Advisors who are both technology entrepreneurs as well as technology-oriented investors with a shared vision of identifying and investing in technology companies. The Company is led by Chairman Philip Krim, Chief Executive Officer Chris Hollod and Chief Financial Officer Matt Eby. In addition to the members of its management team and board of directors, TWND has assembled an Advisory Board that helps position the Company as the value-add partner of choice for today’s leading entrepreneurs.

Important Information and Where to Find It

On July 13, 2022, TWND filed a preliminary proxy statement (the “Preliminary Extension Proxy Statement”) for a special meeting of the stockholders to be held to approve an extension of time for TWND to complete an initial business combination through March 9, 2023 (the “Extension Proposal”). TWND intends to file a definitive proxy statement (the “Definitive Extension Proxy Statement”) in connection with the Extension Proposal, which will be sent to its stockholders of record as of the record date set therein. Stockholders may obtain a copy of the Preliminary Extension Proxy Statement, as well as the Definitive Extension Proxy Statement, once available, at the SEC’s website (www.sec.gov).

This press release relates to a proposed transaction between TWND and NUBURU. TWND intends to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of TWND (the “Business Combination Proxy Statement”). The Business Combination Proxy Statement will be sent to all TWND stockholders. TWND also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of TWND are urged to read the Preliminary Extension Proxy Statement and, when available, the Definitive Extension Proxy Statement registration statement, the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the Business Combination Proxy Statement and all other relevant documents filed or that will be filed with the SEC by TWND through the website maintained by the SEC at www.sec.gov. The documents filed by TWND with the SEC also may be obtained free of charge upon written request Tailwind Acquisition Corp., 1545 Courtney Avenue, Los Angeles, CA 90046.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PRESS RELEASE, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Learn more at https://twnd.tailwindacquisition.com/.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release, including statements as to future results of operations and financial position, revenue and other metrics planned products and services, business strategy and plans, objectives of management for future operations of NUBURU, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by TWND and its management, and NUBURU and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement with respect to the business combination; (2) the outcome of any legal proceedings that may be instituted against NUBURU, TWND, the combined company or others following the announcement of the business combination and any definitive agreements with respect thereto; (3) the inability to complete the business combination due to the failure to obtain approval of the stockholders of TWND or the stockholders of NUBURU, or to satisfy other closing conditions of the business combination; (4) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (5) the ability to meet NYSE’s listing standards following the consummation of the business combination; (6) the risk that the business combination disrupts current plans and operations of NUBURU as a result of the announcement and consummation of the business combination; (7) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the business combination; (9) changes in applicable laws or regulations; (10) the possibility that NUBURU or the combined company may be adversely affected by other economic, business and/or competitive factors; (11) the inability to obtain financing from Lincoln Park Capital; (12) the risk that the business combination may not be completed in a timely manner or at all, which may adversely affect the price of TWND’s securities; (13) the risk that the transaction may not be completed by TWND’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by TWND; (14) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (15) volatility in the markets caused by geopolitical and economic factors; and (16) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in TWND’s Form S-1 (File No. 333-248113), Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 and registration statement on Form S-4 that TWND intends to file with the SEC, which will include a document that serves as a prospectus and proxy statement of TWND, referred to as a proxy statement/prospectus and other documents filed by TWND from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither TWND nor NUBURU gives any assurance that either TWND or NUBURU or the combined company will achieve its expected results. Neither TWND nor NUBURU undertakes any duty to update these forward-looking statements, except as otherwise required by law.

Participants in the Solicitation

TWND and NUBURU and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from TWND’s stockholders in connection with the proposed transactions. TWND’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and executive officers of TWND listed in TWND’s registration statement on Form S-4, which is expected to be filed by TWND with the SEC in connection with the business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to TWND’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus on Form S-4 for the proposed business combination, which is expected to be filed by TWND with the SEC in connection with the business combination.

No Offer or Solicitation

This press release is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Contacts:

NUBURU - Media Contact

Brian Knaley

ir@nuburu.net

NUBURU - Investor Relations Contact

Mark Roberts

mark@blueshirtgroup.com

Michael Anderson

michael@blueshirtgroup.com

Tailwind Acquisition Corp. - Media Contact

Sara Zick

Moxie Communications

tailwind@moxiegrouppr.com

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